UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

001-35784

(Commission File Number)

98-0691007

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering by Norwegian Cruise Line Holdings Ltd. (the “Company”) of its ordinary shares, par value $.001 per share, and the related transactions described in the Company’s Registration Statement on Form S-1, (File No. 333-175579), as amended (the “Registration Statement”), the Company entered into certain agreements as contemplated in the Registration Statement and described below.

Shareholders’ Agreement

On January 24, 2013, the Company, Genting Hong Kong Limited, Star NCLC Holdings Ltd., AAA Guarantor Co-Invest VI (B), L.P., AIF VI NCL (AIV), L.P., AIF VI NCL (AIV II), L.P., AIF VI NCL (AIV III), L.P., AIF VI NCL (AIV IV), L.P., Apollo Overseas Partners (Delaware) VI, L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners VI, L.P., Apollo Overseas Partners (Germany) VI, L.P., TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. and TPG Viking AIV III, L.P. (the “Shareholders”) entered into an amended and restated shareholders’ agreement (the “Shareholders’ Agreement”), which sets forth certain rights, obligations and agreements of the Shareholders as holders of the Company’s ordinary shares. The Shareholders’ Agreement contains various governance provisions, including provisions relating to the voting of the Shareholders’ equity interests in the Company and designees to the Company’s board of directors.

Deed of Trust

On January 24, 2013, the Company and State House Trust Company Limited entered into a deed of trust (the “Deed of Trust”), which provides that a trustee will hold in trust, and for charitable beneficiaries, the ordinary shares of any one person or group of related persons, other than the Shareholders, who may own or be deemed to own more than 4.9% of the Company’s ordinary shares by value, vote or number (the “Excess Shares”). Any Excess Shares will be transferred to the trustee pursuant to provisions under our bye-laws, which are described herein under Item 5.03 regarding amendments to the bye-laws of the Company.

Contribution and Exchange Agreements

On January 24, 2013, the Company entered into three separate contribution and exchange agreements by and among (i) the Company and NCL Investment Limited and NCL Investment II Ltd. (the “Apollo Agreement”); (ii) the Company and Star NCLC Holdings Ltd. (the “Genting Agreement”); and (iii) the Company and TPG Viking I, Inc., TPG Viking II, Inc., TPG Viking AIV III, L.P., TPG Viking I, L.P. and TPG Viking II, L.P. (the “TPG Agreement,” and together with the Apollo Agreement and the Genting Agreement, the “Contribution and Exchange Agreements”) pursuant to which the 21,000,000 ordinary shares in NCL Corporation Ltd. held by the shareholders of NCL Corporation Ltd. were exchanged for 176,938,668 ordinary shares of the Company (the “Restricted Ordinary Shares”).

Amended and Restated United States Tax Agreement and Exchange Agreement

On January 24, 2013, the Company and NCL Corporation Ltd. entered into an amended and restated United States tax agreement (the “Tax Agreement”), which sets forth the terms of the partnership agreement governing NCL Corporation Ltd. On January 24, 2013, the Company and NCL Corporation Ltd. entered into an exchange agreement, which is attached as an annex to the Tax Agreement (the “Exchange Agreement”) and which provides for the exchange, subject to certain procedures and restrictions, of certain interests held by management for the Company’s ordinary shares.

Copies of each of the Shareholders’ Agreement, the Deed of Trust, the Contribution and Exchange Agreements and the Tax Agreement and Exchange Agreement (collectively, the “Transaction Agreements”) are filed hereto as Exhibit 10.1, 9.1., 10.2, 10.3, 10.4 and 10.5, respectively. Each of the Transaction Agreements is incorporated herein by reference. The above descriptions of the Transaction Agreements are not complete and are qualified in their entirety by reference to those exhibits. A description of the material provisions of, or the transactions contemplated by, the terms of each of Transaction Documents has been previously reported by the Company in the Registration Statement. Forms of these agreements were previously filed by the Company as exhibits to the Registration Statement.

Item 3.02	Unregistered Sales of Equity Securities.

Please see the disclosure set forth herein under Item 1.01 regarding entry into the Contribution and Exchange Agreements. The Company did not receive any proceeds from, and no underwriting discounts or commissions were paid in connection with, the exchange of the Restricted Ordinary Shares. The issuance and sale of the Restricted Ordinary Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and the Restricted Ordinary Shares may not be sold in the United States absent registration or an applicable exemption from registration requirements. The Restricted Ordinary Shares were offered and sold in reliance on the exemption from registration of the Securities Act and corresponding provisions of state securities laws.

Item 3.03	Material Modifications to Rights of Security Holders.

Please see the disclosures set forth herein under Item 1.01 regarding entry into the Shareholders’ Agreement and the Deed of Trust, and Item 5.03 regarding the amendments to the bye-laws of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Bye-laws

Effective as of January 24, 2013, the Company adopted amended and restated bye-laws (the “Restated Bye-laws”), which were updated and revised in connection with the Company’s initial public offering. The Restated Bye-laws provide, among other things, (i) that no one person or group of related persons, other than the Shareholders, may own or be deemed to own more than 4.9% of the Company’s ordinary shares, whether measured by vote, value or number, unless such ownership is approved by the Company’s board of directors and (ii) the procedures for nomination of certain candidates to serve as directors of the Company. Additionally, our Bye-laws contain provisions that may delay, defer, prevent or render more difficult a takeover attempt or business combination. The description of the Restated Bye-laws is qualified in its entirety by reference to the Restated Bye-laws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference. A form of the Bye-laws was previously filed by the Company as an exhibit to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bye-laws of Norwegian Cruise Line Holdings Ltd.*

9.1	Deed of Trust, dated January 24, 2013, by and between Norwegian Cruise Line Holdings Ltd. and State House Trust Company Limited *

10.1	Shareholders’ Agreement, dated January 24, 2013, by and among Norwegian Cruise Line Holdings Ltd., Genting Hong Kong Limited, Star NCLC Holdings Ltd., AAA Guarantor Co-Invest VI (B), L.P., AIF VI NCL (AIV), L.P., AIF VI NCL (AIV II), L.P., AIF VI NCL (AIV III), L.P., AIF VI NCL (AIV IV), L.P., Apollo Overseas Partners (Delaware) VI, L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners VI, L.P., Apollo Overseas Partners (Germany) VI, L.P., TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. and TPG Viking AIV III, L.P.*

10.2	Contribution and Exchange Agreement, dated January 24, 2013, by and among Norwegian Cruise Line Holdings Ltd., NCL Investment Limited and NCL Investment II Ltd. *

10.3	Contribution and Exchange Agreement, dated January 24, 2013, by and between Norwegian Cruise Line Holdings Ltd. and Star NCLC Holdings Ltd.*

10.4	Contribution and Exchange Agreement, dated January 24, 2013, by and among Norwegian Cruise Line Holdings Ltd., TPG Viking I, Inc., TPG Viking II, Inc., TPG Viking AIV III, L.P., TPG Viking I, L.P. and TPG Viking II, L.P.*

10.5	Amended and Restated United States Tax Agreement (including Annex A-Exchange Agreement for NLC Corporation Ltd.), dated January 24, 2013, by and between Norwegian Cruise Line Holdings Ltd. and NCL Corporation Ltd.*

*	A form of this exhibit was previously filed with the Company’s registration statement on Form S-1 referred to above. These exhibits reflect non-substantive, non-material changes from those versions.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 30th day of January, 2013.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Kevin M. Sheehan
Kevin M. Sheehan
President and Chief Executive Officer

By:	/s/ Wendy A. Beck
Wendy A. Beck
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bye-laws of Norwegian Cruise Line Holdings Ltd.

9.1	Deed of Trust, dated January 24, 2013, by and between Norwegian Cruise Line Holdings Ltd. and State House Trust Company Limited

10.1	Shareholders’ Agreement, dated January 24, 2013, by and among Norwegian Cruise Line Holdings Ltd., Genting Hong Kong Limited, Star NCLC Holdings Ltd., AAA Guarantor Co-Invest VI (B), L.P., AIF VI NCL (AIV), L.P., AIF VI NCL (AIV II), L.P., AIF VI NCL (AIV III), L.P., AIF VI NCL (AIV IV), L.P., Apollo Overseas Partners (Delaware) VI, L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners VI, L.P., Apollo Overseas Partners (Germany) VI, L.P., TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. and TPG Viking AIV III, L.P.

10.2	Contribution and Exchange Agreement, dated January 24, 2013, by and among Norwegian Cruise Line Holdings Ltd., NCL Investment Limited and NCL Investment II Ltd.

10.3	Contribution and Exchange Agreement, dated January 24, 2013, by and between Norwegian Cruise Line Holdings Ltd. and Star NCLC Holdings Ltd.

10.4	Contribution and Exchange Agreement, dated January 24, 2013, by and among Norwegian Cruise Line Holdings Ltd., TPG Viking I, Inc., TPG Viking II, Inc., TPG Viking AIV III, L.P., TPG Viking I, L.P. and TPG Viking II, L.P.

10.5	Amended and Restated United States Tax Agreement (including Annex A-Exchange Agreement for NLC Corporation Ltd.), dated January 24, 2013, by and between Norwegian Cruise Line Holdings Ltd. and NCL Corporation Ltd.